Impairment of Silver and Gold Interests	12 Months Ended
Dec. 31, 2017
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Impairment of Silver and Gold Interests
12.	Impairment of Silver and Gold Interests

As more fully described in Note 3.6, at every reporting period the Company assesses each precious metal purchase agreement to determine whether any indication of impairment exists. Based on the Company’s analysis, the following precious metal purchase agreements were determined to be impaired:

	Years Ended December 31

(in thousands)	2017	2016
Silver interests
Other silver interests
Pascua-Lama	$228,680	$-
Gold interests
Sudbury	-	71,000

Total impairment charges	$228,680	$71,000

Pascua-Lama

In January 2018, the Company was notified that Barrick had received a revised resolution from Chile’s environmental regulator (the Superintendencia del Medio Ambiente, or “SMA”) in connection with the previously disclosed SMA regulatory sanctions requiring the closure of existing infrastructure on the Chilean side of the Pascua-Lama project. Barrick has indicated that the resolution does not affect Barrick’s ongoing evaluation of an underground, block-caving operation at Pascua-Lama, which would require additional permitting and regulatory approvals in both Argentina and Chile, unconnected to the recent SMA decision. In light of the order to close surface facilities in Chile, and current plans to evaluate an underground mine, Barrick has reclassified Pascua-Lama’s proven and probable gold reserves of approximately 14 million ounces, which are based on an open pit mine plan, as measured and indicated resources. As a result, Wheaton has also reclassified 151.7 million ounces of silver mineral reserves associated with Pascua-Lama as measured and indicated resources.

As this resolution affects Barrick’s ability to advance the Pascua-Lama project as an open pit mine, coupled with the resulting reclassification of open-pit reserves to resources, this was determined to be an indicator of impairment in the fourth quarter of 2017 as it was the resolution of a condition that existed at December 31, 2017.

The Pascua-Lama PMPA had a carrying value at December 31, 2017 of $485 million. Management has estimated that the recoverable amount at December 31, 2017 under the Pascua-Lama PMPA was $256 million, representing its FVLCD and resulting in an impairment charge of $229 million. The recoverable amount related to the Pascua-Lama PMPA was estimated using an average discount rate of 9% and a nominal silver price of $16.70 for the current year with a 2% inflationary factor being applied thereafter. As this valuation technique requires the use of estimates and assumptions such as long-term commodity prices, discount rates, recoverable ounces of silver and operating performance, it is classified within Level 3 of the fair value hierarchy.

Sudbury

During 2016, Vale completed a detailed study on the Sudbury mines in an effort to improve operating margins. This resulted in a number of changes to Vale’s anticipated mine plan, with the resulting 2017 to 2032 mine plan having approximately 20% less recoverable gold production than previously estimated, and this reduction in recoverable ounces was considered to be an indicator of impairment related to the Sudbury PMPA as at December 31, 2016. The Sudbury PMPA had a carrying value at December 31, 2016 of $473 million. Management has estimated that the recoverable amount at December 31, 2016 under the Sudbury PMPA was $402 million, representing its FVLCD and resulting in an impairment charge of $71 million. The recoverable amount related to the Sudbury PMPA was estimated using an average discount rate of 6% and a nominal gold price of $1,218 for the current year with a 2% inflationary factor being applied thereafter. As this valuation technique requires the use of estimates and assumptions such as long-term commodity prices, discount rates, recoverable ounces of gold and operating performance, it is classified within Level 3 of the fair value hierarchy.